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                                                                    Exhibit 32.1

                           CERTIFICATIONS PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

      In connection with the Quarterly Report of Chromcraft Revington, Inc. (the "Company") on Form 10-Q for the period ended October 1, 2005 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, Benjamin M. Anderson-Ray, Chairman and Chief Executive Officer, and Frank T. Kane, Vice President - Finance and Chief Financial Officer of the Company, hereby certify, to such officer's knowledge, pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

      1. The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company.

/s/ Benjamin M. Anderson-Ray
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Benjamin M. Anderson-Ray
Chairman and Chief Executive Officer

November 4, 2005

/s/ Frank T. Kane
----------------------------
Frank T. Kane
Vice President-Finance and
Chief Financial Officer

November 4, 2005